As filed with the Securities and Exchange Commission on January 18, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

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SCHWARTZ INVESTMENT TRUST
(Name of Registrant as Specified In Its Charter)

c/o ULTIMUS FUND SOLUTIONS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(Address of principal executive offices)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCHWARTZ INVESTMENT TRUST

Schwartz Value Focused Fund
Ave Maria Value Fund
Ave Maria Growth Fund
Ave Maria Rising Dividend Fund
Ave Maria World Equity Fund
Ave Maria Bond Fund

January 17, 2018

Important Voting Information Inside

Please vote immediately!

You can vote through the internet, by telephone, or by mail.
Details on voting can be found on your proxy card.

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
● Read the Proxy Statement and have the enclosed proxy card at hand	● Read the Proxy Statement and have the enclosed proxy card at hand
● Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	● Go to the website found on the enclosed card and follow the simple instructions

PROXY
STATEMENT

Schwartz Investment Trust

Important Voting Information Inside!

TABLE OF CONTENTS

Letter from the President	3
Notice of Special Meeting of Shareholders	4
Questions and Answers	6
Information About the Meeting	7
Proposal 1: Election of Trustees	9
Additional Information	18
Investment Adviser and Other Service Providers	20
Other Business	24
Appendix A: Charter for Nominating and Governance Committee	25

Please Vote Immediately!

You can vote through the Internet, by telephone, or by mail.
Details on voting can be found on your proxy card.

LETTER FROM THE PRESIDENT

Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

January 17, 2018

Dear Fellow Shareholder,

I am writing to inform you of an upcoming Special Meeting of Shareholders of Schwartz Investment Trust (the “Trust”), consisting of the Schwartz Value Focused Fund, the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund, each a separate series of the Trust, to be held on March 15, 2018. At the meeting, you are being asked to vote on an important proposal affecting the Trust.

I am sure you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

The Board of Trustees recommends a vote “FOR” each of the Nominees being proposed for election to the Board of Trustees. If you have any questions regarding the issue to be voted on or need assistance in completing your proxy card, please contact Okapi Partners, our proxy solicitor, toll-free at 1-888-785-6668.

I appreciate your consideration of this important proposal. Thank you for investing with Schwartz Investment Trust and for your continued support.

Sincerely,

George P. Schwartz, CFA
President

SCHWARTZ INVESTMENT TRUST

Schwartz Value Focused Fund
Ave Maria Value Fund
Ave Maria Growth Fund
Ave Maria Rising Dividend Fund
Ave Maria World Equity Fund
Ave Maria Bond Fund

801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170
1-888-726-9331

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on March 15, 2018

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Schwartz Investment Trust, an Ohio business trust (the “Trust”), will be held at the offices of Ultimus Fund Solutions, LLC, the Trust’s transfer agent, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on March 15, 2018, at 10:30 a.m., Eastern time. This meeting is being held so that shareholders can vote on proposals to:

1.	Elect seven Trustees for the Trust; and
2.	Transact such other business as may properly come before the meeting or any adjournment thereof.

This is a notice and proxy statement for the Special Shareholders’ Meeting. Shareholders of record as of the close of business on January 16, 2018 are the only persons entitled to notice of and to vote at the meeting and any adjournments thereof. Your attention is directed to the attached proxy statement.

In addition to voting by mail you may also vote either by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
● Read the Proxy Statement and have the enclosed proxy card at hand	● Read the Proxy Statement and have the enclosed proxy card at hand
● Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	● Go to the website found on the enclosed card and follow the simple instructions

We encourage you to vote by telephone or through the internet using the control number that appears on the enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

We appreciate your participation and prompt response to this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call Okapi Partners, our proxy solicitor, toll-free at 1-888-785-6668.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL.

January 17, 2018	BY ORDER OF THE BOARD OF TRUSTEES

Simon H. Berry
Assistant Secretary

Please vote by telephone or through the internet by following the instructions on your proxy card, thus avoiding unnecessary expense and delay. You may also execute the enclosed proxy and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Meeting.

QUESTIONS AND ANSWERS

While we encourage you to carefully read the entire text of the Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the proposal to be voted on by shareholders.

Q: What is happening? Why did I get this package of materials?

A: Schwartz Investment Trust (the “Trust”) is conducting a special meeting of shareholders (the “Special Meeting” or “Meeting”), scheduled to be held at 10:30 a.m., Eastern Time, on March 15, 2018. According to our records, you are a shareholder of record of one of the funds in the Trust as of January 16, 2018, the record date for this Meeting.

Q: Why am I being asked to elect Trustees?

A: The Trust is required to hold a shareholder meeting for the purpose of electing Trustees to ensure that at least two-thirds of the members of the Board have been elected by the shareholders of the Trust as required by the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Board has considered the qualifications of each of the nominees, including those nominees that currently serve as Trustees, and determined that each is qualified to serve on the Board.

Q: Why might I receive more than one Proxy Card?

A: If you own shares that are registered in different accounts, you may receive a separate proxy card for the shares held in each named account and should vote each proxy card received.

Q: How does the Board of Trustees recommend that I vote?

A: After careful consideration of the proposal, the Board of Trustees unanimously recommends that you vote FOR the proposal. Information on the qualifications of the nominees is set forth in the accompanying Proxy Statement.

Q: What will happen if there are not enough votes to hold the Meeting?

A: It is important that shareholders vote by telephone or internet or complete and return signed proxy cards promptly, but no later than March 14, 2018 to ensure there is a quorum for the Meeting. You may be contacted by a representative of the Trust or a proxy solicitor if we do not hear from you. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the proposal, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q: Who should I call for additional information about the Proxy Statement?

A: If you have any questions regarding the Proxy Statement or completing and returning your proxy card, you can call 1-888-785-6668.

INFORMATION ABOUT THE MEETING

This proxy statement is being provided to you on behalf of the Board of Trustees in connection with the Special Meeting of Shareholders to be held on Thursday, March 15, 2018 at 10:30 a.m., Eastern time (the “Special Meeting” or “Meeting”). The Special Meeting will be held at the offices of the Trust’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. In this proxy statement, Schwartz Investment Trust will be referred to as the “Trust.” The shares of the Trust entitled to vote at the Meeting are issued in series. Currently there are six series issued – the Schwartz Value Focused Fund, the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (each of which will be referred to individually as a “Fund” and together as the “Funds”).

This notice of Special Meeting and proxy statement are first being mailed to shareholders on or around January 22, 2018. Supplementary solicitations may be made by representatives of the Trust by mail, telephone, e-mail, facsimile or other electronic means.

Costs of Proxy and Proxy Solicitation Services. All costs associated with the Special Meeting, including the expenses of preparing, printing and mailing this proxy statement and the solicitation and tabulation of proxies, will be borne by the Funds. The Trust has retained Okapi Partners to assist with the distribution, tabulation and solicitation of proxies. The estimated costs of such services by Okapi Partners is $35,800. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward this proxy statement to the beneficial owners of shares of the Funds and obtain authorization for executing proxies. The Funds may reimburse brokers, banks and other fiduciaries for postage and reasonable expenses incurred in the forwarding of proxy materials to the beneficial owners. Supplementary proxy solicitation services may include any additional solicitation made by letter, Internet, telephone or telecopy. Expenses incurred in connection with the Special Meeting will generally be allocated among the Funds based upon the number of shareholders in each Fund as of the Record Date.

BY VOTING IMMEDIATELY, YOU CAN HELP AVOID THE CONSIDERABLE EXPENSE OF ANY ADDITIONAL SOLICITATION OF PROXIES

Voting Your Proxy. If you vote your proxy now, you may revoke it before the Meeting using any of the voting procedures described on your proxy card or by attending the Special Meeting and voting in person. Unless revoked, proxies that have been returned by shareholders without instructions will be voted in favor of all proposals. In instances where choices are specified on the proxy, those proxies will be voted as the shareholder has instructed.

Record Date and Outstanding Shares. The Board of Trustees has fixed the close of business on January 16, 2018 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and a proportionate vote for fractional shares held. No shares have cumulative voting rights. As of the Record Date, the total number of issued and outstanding shares of beneficial interest of the Trust is 113,783,202.379. Below is a table reflecting each Fund’s outstanding shares as of the Record Date.

Fund	Shares Outstanding
Schwartz Value Focused Fund	856,348.268
Ave Maria Value Fund	11,978,993.898
Ave Maria Growth Fund	15,954,779.183
Ave Maria Rising Dividend Fund	53,681,294.194
Ave Maria World Equity Fund	4,148,898.589
Ave Maria Bond Fund	27,162,888.247

Shareholder Vote Required. The vote of a plurality of the Trust’s shares represented at the Meeting is required for the election of Trustees (Proposal 1 below). If Proposal 1 does not receive enough “FOR” votes by the date of the Meeting to constitute approval, the named proxies may propose adjourning the Special Meeting to allow the gathering of more proxy votes.

Quorum. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the outstanding shares of the Trust is necessary to constitute a quorum at the Special Meeting. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes are not received to approve the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies received that voted in favor of the proposal in favor of an adjournment, and will vote those proxies for which they are required to vote “AGAINST” the proposal against any such adjournment.

Abstentions and “broker non-votes” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to the proposal. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting. Accordingly, abstentions and “broker non-votes” effectively will be a vote against the proposal and will have no effect on a vote for adjournment.

Trustee Votes. The Trustees intend to vote all of their shares held in the Funds in favor of the proposal described herein. As of the Record Date, the incumbent Trustees, Trustee nominee and officers of the Trust, as a group, owned of record or beneficially 11.03% of the outstanding shares of the Schwartz Value Focused Fund, 1.20% of the outstanding shares of the Ave Maria World Equity Fund, and less than 1% of the outstanding shares of each of the other Funds.

PROPOSAL 1:
ELECTION OF TRUSTEES

Seven individuals are being proposed for election to the Board of Trustees (the “Nominees”). Except for William A. Morrow, all Nominees are currently Trustees and have served in that capacity for the length of time indicated in the table below. At the Special Meeting, the shareholders of the Trust will be asked to elect the Nominees to serve on the Board of Trustees of the Trust. It is intended that the enclosed Proxy will be voted “FOR” the election of the seven Nominees named below as Trustees, unless such authority has been withheld in the Proxy.

Shareholders are being asked to elect the seven Nominees to serve on the Board of Trustees of the Trust to ensure that at least two-thirds of the members of the Board have been elected by the shareholders of the Trust as required by the Investment Company Act of 1940, as amended (the “Investment Company Act”). Currently, the Board consists of six Trustees, four of whom have been elected by shareholders and two of whom have not. However, with the nomination by the Trustees who are not considered to be “interested persons” under the Investment Company Act (the “Independent Trustees”) of a new member to the Board of Trustees, the Trust no longer would meet the requirement that two-thirds of all Trustees be elected by shareholders. To ensure continued compliance with the forgoing requirements of the Investment Company Act, shareholders are being asked at the Special Meeting to elect the seven Nominees. Each Nominee has indicated a willingness to serve as a member of the Board of Trustees if elected. If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, management has no reason to believe that any Nominee will be unavailable for election. On November 3, 2017, the Independent Trustees met to review pertinent information on the nomination of William A. Morrow to serve on the Board. After considering Mr. Morrow’s background and experience, the Independent Trustees determined to nominate Mr. Morrow for election as a Trustee. The Board of Trustees recommends that William A. Morrow be elected to serve as a Trustee of the Trust.

The Board of Trustees Generally

The Trustees serve for an indefinite term, subject to death, resignation, removal or retirement. The Trustees have adopted a retirement policy that provides for a mandatory retirement age of 82 with the status of Trustee Emeritus until age 85 (which applies to all Trustees who were elected prior to November 2016). Trustees who were elected after November 2016 are subject to a mandatory retirement age of 80 with the status of

Trustee Emeritus until age 83. Subject to the Investment Company Act and applicable Ohio law, the Trustees may fill vacancies in or reduce the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate.

The Board of Trustees oversees the management of the Trust and meets at least quarterly to review reports about the Trust’s operations. The Board of Trustees provides broad supervision over the affairs of the Trust. The Board of Trustees, in turn, elects the officers of the Trust to actively supervise the Funds’ day-to-day operations. The Trustees may appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board to the extent that the Trustees determine. The Trustees may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Board and to any agent or employee of the Trust. During the most recent fiscal year ended December 31, 2017, the Board of Trustees held five meetings. Each Trustee attended each Board meeting (that occurred during his term in office) during the December 31, 2017 fiscal year.

Board Committees. The Board has established a Nominating and Governance Committee and an Audit Committee consisting entirely of the Independent Trustees. Donald J. Dawson, Jr. is the Chairman of the Nominating and Governance Committee and Joseph M. Grace is the Chairman of the Audit Committee. The members of each committee are, and subject to their election as Trustee at the Special Meeting, will continue to be, Donald J. Dawson, Jr., Louis C. Bosco, Jr., Joseph M. Grace, John J. McHale, Jr. and Edward J. Miller, and subject to his election as Trustee at the Special Meeting, William A. Morrow. The Audit Committee oversees (i) each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; and (ii) the quality and objectivity of the financial statements of each Fund and the independent audits thereof. In addition, the Audit Committee acts as a liaison between the Funds’ independent registered public accounting firm and the full Board and pre-approves the scope of the audit and non-audit services the independent registered public accounting firm provides to the Funds. The Nominating and Governance Committee oversees the independence and effective functioning of the Board and reviews in the first instance and makes recommendations to the Board regarding any investment advisory agreement relating to the Funds. The Nominating and Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board of Trustees if such recommendations are submitted in writing, addressed to the Nominating and Governance Committee at the Trust’s offices, and meet any minimum qualifications that may be adopted by the Committee. The Nominating and Governance Committee may adopt, by resolution, policies regarding its procedures for considering candidates for the Board of Trustees, including any recommended by shareholders. A copy of the Trust’s Nominating and Governance Committee charter is available free of charge, upon request directed to the Assistant Secretary of the Trust, and is included herewith as Appendix A. During the most recent fiscal year ended December 31, 2017, the Audit Committee met three times and the Nominating and Governance Committee met four times.

Information Regarding the Nominees and Officers of the Trust

The following is a list of the Nominees, as well as the executive officers of the Trust. George P. Schwartz is an “interested person” of the Trust, as defined by the Investment Company Act. The other Nominees are Independent Trustees; that is, they are not considered “interested persons” of the Trust under the Investment Company Act because they are not employees or officers of, and have no financial interest in, the Trust’s affiliates or its service providers.

Name, Address and Year of Birth	Length of Service	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Funds in Trust Overseen by Trustee/Nominee	Other Directorships held by Trustee/ Nominee
Interested Trustee/Nominee
George P. Schwartz, CFA* 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1944	Since August 1992	Trustee/Chairman/ President/Nominee	Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”)	6	None
Independent Trustees/Nominees
Louis C. Bosco, Jr. 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1936	Since December 2008	Trustee/Nominee	Retired Partner of Bosco Development Company (real estate firm)	6	None
Donald J. Dawson, Jr. 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1947	Since January 1993	Trustee/Nominee	Retired, Prior to retirement, he was Chairman of Payroll 1, Inc. (payroll processing company) from 1986 until 2015	6	None
Joseph M. Grace 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1936	Since August 2007	Trustee/Nominee	Retired Senior Vice President of National Bank of Detroit (renamed JP Morgan Chase & Company)	6	None

Name, Address and Year of Birth	Length of Service	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Funds in Trust Overseen by Trustee/Nominee	Other Directorships held by Trustee/ Nominee
John J. McHale, Jr. 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1949	Since April 2014	Trustee/Nominee	Special Assistant to the Commissioner of Major League Baseball (as of April 2015), Executive Vice President of Major League Baseball from 2000 until April 2015	6	None
Edward J. Miller 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1946	Since May 2017	Trustee/Nominee	Vice Chairman of the Board of the Detroit Investment Fund since 2001 and Invest Detroit Foundation since 2010 (financiers for redevelopment of Detroit Michigan)	6	None
William A. Morrow 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth:1947	—	Nominee	Retired, Prior to retirement, he was Senior Executive Vice President of Crain Communications Inc. (business media) from 1985 to 2017	N/A	None
Executive Officers:
Richard L. Platte, Jr., CFA* 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1951	Since January 1993	Vice President and Secretary	President and Chief Investment Officer (as of January 2014), Executive Vice President and Secretary (until January 2014) of the Adviser
Timothy S. Schwartz, CFA* 5060 Annunciation Circle, Ste. 101 Ave Maria, Florida 34142 Year of Birth: 1971	Since April 2000	Treasurer	Executive Vice President and Chief Financial Officer of the Adviser

Name, Address and Year of Birth	Length of Service	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Funds in Trust Overseen by Trustee/Nominee	Other Directorships held by Trustee/ Nominee
Cathy M. Stoner, CPA, IAACP* 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1970	Since January 2010	Chief Compliance Officer	Chief Compliance Officer, Vice President and Treasurer of the Adviser
Robert C. Schwartz, CFP* 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1976	Since October 2013	Vice President	Senior Vice President and Secretary of the Adviser

*
George P. Schwartz, Richard L. Platte, Jr., Timothy S. Schwartz, Cathy M. Stoner and Robert C. Schwartz, as affiliated persons of the Funds’ Adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Timothy S. Schwartz and Robert C. Schwartz are sons of George P. Schwartz.

CATHOLIC ADVISORY BOARD

The Ave Maria Value Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund and Ave Maria Bond Fund (together the “Ave Maria Mutual Funds”) have a Catholic Advisory Board (“CAB”) that provides guidance in setting the criteria for screening investments in order to construct the portfolios of the Ave Maria Mutual Funds in a way that is consistent with the core values and teachings of the Roman Catholic Church. The CAB is composed of prominent lay Catholics and clergy who provide religious guidance. The CAB reviews companies using publicly available information obtained by the Adviser and other sources in making its determinations. The CAB is not affiliated with the Roman Catholic Church.

The following is a list of the members of the CAB. Each member oversees each of the Ave Maria Mutual Funds and serves for an indefinite term, subject to death, resignation, retirement or removal. The address of each member is 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170.

Name and Year of Birth	Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Member of CAB
Paul R. Roney, Chairman Year of Birth: 1957	Since April 2001	Executive Director of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations); President of Domino’s Farms Corporation.	None
Lou Holtz* Year of Birth: 1937	Since April 2007	Former football coach at University of Notre Dame, among others, and former ESPN college football analyst, author and motivational speaker.	None
Larry Kudlow Year of Birth: 1947	Since July 2005	CNBC’s Senior Contributor. Chief Executive Officer and founder of Kudlow & Co., LLC (an economic research and consulting firm).	None
Thomas S. Monaghan Year of Birth: 1937	Since April 2001	Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations); Chancellor of Ave Maria University.	None
Robert P. George Year of Birth: 1955	Since October 2016
McCormick Professor of Jurisprudence and Professor of Politics at Princeton University, author, columnist and lecturer. He serves on a number of institutions that promote religious freedom and civil rights and is a recipient of many honors and awards.
None
Father John Riccardo, STL * Year of Birth: 1965	Since August 2011	Priest of the Archdiocese of Detroit and Pastor of Our Lady of Good Counsel Catholic Church in Plymouth Michigan, host of radio show “Christ is the Answer.”	None
Melissa Moschella, PhD Year of Birth: 1979	Since April 2017
Assistant Professor of Medical Ethics at the Columbia University College of Physicians and Surgeons since 2017; Assistant Professor of Philosophy at The Catholic University of America from 2013 until 2017. She has published articles about moral and political philosophy and ethics in a number of academic publications, is a lecturer, and recipient of a number of academic honors and fellowships.
None
Gloria Purvis Year of Birth: 1969	Since October 2017
Creator and host of Eternal World Television Network (EWTN) series “Authentically Free at Last” and host of “Morning Glory” on EWTN Global Catholic Radio. She is active in the National Black Catholic Congress and in Black Catholics United for Life.
None

*	These members have moved to “Emeritus” status.

Ownership in the Trust’s Adviser or Distributor by the Nominees who are Independent Trustees

As of the Record Date, none of the Trustees or Nominees who are Independent Trustees of the Trust hold any positions, or have any ownership interest in the Adviser, Ultimus Fund Distributors, LLC (the “Distributor”) or any affiliated person of the Trust.

Qualifications of Trustees

The Nominating and Governance Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Nominating and Governance Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating and Governance Committee believes contribute to good governance for the Trust. The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified and should continue to serve as such. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board considered a variety of criteria, none of which, in isolation, was controlling.

George P. Schwartz
Mr. George P. Schwartz has served as the Chief Executive Officer of the Adviser since he founded the Adviser in 1980. He has 50 years of experience in the investment management profession, including 7 years as an investment research analyst and partner with two New York Stock Exchange member firms and 6 years as Senior Investment Officer and Chairman of the Investment Committee of a national bank. Mr. Schwartz holds a B.S. degree in Finance from the University of Detroit. He is a Chartered Financial Analyst and a Chartered Investment Counselor. Mr. Schwartz has served as President and a Trustee of the Trust since August 1992. The Board concluded that Mr. Schwartz is suitable to serve as a Trustee because of his professional experience and his academic background.

Louis C. Bosco, Jr.
Mr. Louis C. Bosco, Jr. previously operated a closely-held real estate development company and was engaged in that business for over 35 years. He has also served on the Finance Committee of two non-profit organizations and has engaged in the private practice of law. Mr. Bosco holds a Ph.B. degree in Finance from the University of Notre Dame and a J.D. degree from the University of Detroit Law School. Mr. Bosco has served as a Trustee of the Trust since December 2008. The Board concluded that Mr. Bosco is suitable to serve as a Trustee because of his business and legal experience, his academic background and his service and experience on other boards.

Donald Dawson, Jr.
Mr. Donald J. Dawson, Jr. previously served as the Chairman and President of a closely-held company from 1986 until 1998 and Chairman of that company from 1999 until 2015. He has also been a Board member of a non-profit organization since 2000, serving as Chairman from 2009 until 2011. Mr. Dawson holds a B.A. degree in Economics from Georgetown University and a J.D. degree from the University of Michigan Law School. He has previously been licensed with the Financial Industry Regulatory Authority (“FINRA”) as a general securities representative. Mr. Dawson has served as a Trustee of the Trust since January 1993. The Board concluded that Mr. Dawson is suitable to serve as a Trustee because of his business and legal experience, his academic background and his service and experience on other boards.

Joseph M. Grace
Mr. Joseph M. Grace was previously employed as Executive Vice President and Chief Financial Officer of a Michigan chartered state bank and later as Senior Vice President and head of the Investment Division of a national bank. He sits on the Investment Committee of several non-profit organizations. Mr. Grace holds a B.S. degree in Accounting from the University of Notre Dame. He is licensed as a Certified Public Accountant by the State of Michigan. Mr. Grace has served as a Trustee of the Trust since August 2007. The Board concluded that Mr. Grace is suitable to serve as a Trustee because of his business and investment experience, his academic and professional background and his service and experience on other boards.

John J. McHale, Jr.
Mr. John J. McHale, Jr. has served as the Special Assistant to the Commissioner of Major League Baseball since April 2015, responsible for special project assignments, grievances and on-field disciplinary matters, and previously served as Executive Vice President of Administration and Chief Information Officer for Major League Baseball from 2000 until 2015, overseeing the administrative functions of the MLB Central Office. Prior to 2002, he served in executive capacities for various Major League Baseball teams; Chief Operating Officer for the Tampa Bay Rays (2001-2002), President and Chief Executive Officer of the Detroit Tigers (1995-2001) and Executive Vice President of Baseball Operations of the Colorado Rockies (1991-1994). He is a Board member of the United States Amateur Baseball Federation, Inc., Baseball Tomorrow Fund, USA Baseball and a Trustee of several major league baseball retirement and pension plans. Mr. McHale holds an undergraduate degree from the University of Notre Dame, a J.D. degree from Boston College and an L.L.M. degree from Georgetown University. Mr. McHale has served as a Trustee of the Trust since April 2014. The Board concluded that Mr. McHale is suitable to serve as a Trustee because of his business and legal experience, his academic and professional background and his service and experience on other boards.

Edward J. Miller
Mr. Edward J. Miller serves as Vice Chairman of the Board of the Detroit Investment Fund and the Invest Detroit Foundation (provides financing for residential and commercial redevelopment of the City of Detroit, Michigan) and was actively involved in the management of both organizations until 2016. Prior to joining the Detroit Investment Fund, Mr. Miller was an Executive Vice President at Standard Federal Bank (now Bank of America) from 1995 until 2000 where he was responsible for its commercial banking activities. Before he joined Standard Federal Bank, Mr. Miller held executive management positions with Comerica Bank and Manufacturers Bank (prior to its merger with Comerica). These positions included responsibility for Retail Banking (1993-1995) and Trust and Investment Management (1988-1993). He started his career with Manufacturers Bank in 1970 and held positions in commercial lending, strategic planning and corporate development before being appointed Executive Vice President in 1990. He is a Board member of various non-profit organizations. Mr. Miller holds a B.S degree from Regis University in Denver, Colorado and an M.B.A. from the University of Detroit. Mr. Miller has served as a Trustee of the Trust since May 2017. The Board concluded that Mr. Miller is suitable to serve as a Trustee because of his business and investment experience, his academic and professional background and his service and experience on other boards.

William A. Morrow
Mr. William A. Morrow served as a Senior Executive Vice President for Crain Communications Inc., an international business media company, from March 1985 until May 2017. As Senior Executive Vice President, he had overall responsibility for Crain Communications’ internal business operations, including finance, legal, acquisitions, administration, human resources, facilities and other corporate areas. He also served as Plan Administrator for Crain Communications’ Pension and Profit Sharing Plans. Prior to working at Crain, Mr. Morrow was a partner-in-charge in the Detroit office of Touche Ross & Co. (now Deloitte & Touche LLP) and a member of the firm’s national Management Advisory Council. He is active in many civic and business organizations, including serving as a Trustee and member of the Executive Committee at the University of Detroit Mercy. He is a former director of American Business Media, a membership association for business-to-business information providers, and previously served as Chairman. Mr. Morrow holds a B.S. degree in Accounting from the University of Detroit and a J.D. degree from Wayne State Law School. Mr. Morrow is a Trustee nominee. The Board concluded that Mr. Morrow is suitable to serve as a Trustee because of his business, legal and financial experience, his academic and professional background and his service and experience on other boards.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

ADDITIONAL INFORMATION

Audit Committee Financial Expert. The Board of Trustees has determined that the Trust has at least one audit committee financial expert serving on the Audit Committee and has designated Joseph M. Grace and Edward J. Miller as an audit committee financial expert. Messrs. Grace and Miller are “independent” as defined by Securities and Exchange Commission (“SEC”) regulations.

Nominee Ownership of Shares of the Trust as of the Record Date. The following table shows the dollar range of beneficial ownership of shares of each Fund and, on an aggregate basis the dollar range of ownership of shares of all Funds within the Trust, held by each Nominee as of the Record Date. The Funds’ names have been abbreviated in the table as follows: Schwartz Value Focused Fund – SVFF; Ave Maria Value Fund – AMVF; Ave Maria Growth Fund – AMGF; Ave Maria Rising Dividend Fund – AMRDF; Ave Maria World Equity Fund – AMWEF; and Ave Maria Bond Fund – AMBF.

Name of Trustee or Nominee	Name of Fund	Dollar Range of Fund Shares Owned by Trustee/Nominee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee/Nominee
Interested Trustee/Nominee:
George P. Schwartz	SVFF AMVF AMGF AMRDF AMWEF AMBF	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Independent Trustees/Nominees:
Louis C. Bosco, Jr.	SVFF AMVF AMGF AMRDF AMWEF AMBF	None $10,001 – $50,000 $10,001 – $50,000 $1 – $10,000 $1 – $10,000 None	Over $100,000
Donald J. Dawson, Jr.	SVFF AMVF AMGF AMRDF AMWEF AMBF	$10,001 – $50,000 None Over $100,000 $50,001-$100,000 None Over $100,000	Over $100,000
Joseph M. Grace	SVFF AMVF AMGF AMRDF AMWEF AMBF	None $1 – $10,000 $10,001 - $50,000 $10,001 - $50,000 $1 – $10,000 $1 – $10,000	$10,001 - $50,000

Name of Trustee or Nominee	Name of Fund	Dollar Range of Fund Shares Owned by Trustee/Nominee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee/Nominee
John J. McHale	SVFF AMVF AMGF AMRDF AMWEF AMBF	None None $10,001- $50,000 None None None	$10,001- $50,000
Edward J. Miller	SVFF AMVF AMGF AMRDF AMWEF AMBF	None $1 – $10,000 $1 – $10,000 $1 – $10,000 $1 – $10,000 $1 – $10,000	$10,001 - $50,000
William A. Morrow	SVFF AMVF AMGF AMRDF AMWEF AMBF	None None None None None None	None

Independent Trustee Compensation. George P. Schwartz, as an “interested person” of the Trust, does not receive any compensation from the Trust for serving as a Trustee of the Trust. Effective January 1, 2018, each Independent Trustee receives from the Trust an annual retainer of $46,000, payable quarterly (except that such retainer is $56,000 for the Chairman of the Nominating and Governance Committee/Lead Independent Trustee and $50,000 for the Chairman of the Audit Committee), plus a fee of $6,000 for attendance at each meeting of the Board of Trustees. Prior to January 1, 2018, each Independent Trustee received from the Trust an annual retainer of $40,000, payable quarterly (except that such retainer was $50,000 for the Chairman of the Nominating and Governance Committee/Lead Independent Trustee and $44,000 for the Chairman of the Audit Committee), plus a fee of $6,000 for attendance at each meeting of the Board of Trustees. The fees are split equally among the Funds. The following table shows the compensation paid to each Trustee during the Trust’s fiscal year ended December 31, 2017:

	Aggregate Compensation From Each Fund	Pension or Retirement Benefits Accrued	Estimated Retirement Benefits Accrued	Aggregate Compensation From the Trust
George P. Schwartz*	None	None	None	None
Donald J. Dawson, Jr.	$12,333	None	None	$74,000
Joseph M. Grace	$11,333	None	None	$68,000
Louis C. Bosco, Jr.	$10,666	None	None	$64,000

	Aggregate Compensation From Each Fund	Pension or Retirement Benefits Accrued	Estimated Retirement Benefits Accrued	Aggregate Compensation From the Trust
John J. McHale, Jr.	$10,666	None	None	$64,000
Edward J. Miller**	$6,444	None	None	$38,666
William A. Morrow***	None	None	None	None

*	George P. Schwartz is an “interested person” of the Trust
**	Edward J. Miller began serving as a Trustee in May 2017
***	William A. Morrow is a Trustee Nominee

CAB Compensation. The Chairman of the CAB receives an annual retainer of $14,000, payable quarterly, and a fee of $3,000 for each CAB meeting attended. All other CAB members, including Emeritus members, receive an annual retainer of $4,000 and a fee of $3,000 for each CAB meeting attended. All CAB members are reimbursed for travel and other expenses incurred in attending meetings. The following table shows the compensation paid by the Ave Maria Mutual Funds to members of the CAB during the Trust’s fiscal year ended December 31, 2017:

CAB Member	Compensation
Paul R. Roney, Chairman	$20,000
Lou Holtz, Emeritus	$4,000
Larry Kudlow	$10,000
Thomas S. Monaghan	$10,000
Father John Riccardo, STL, Emeritus	$4,000
Robert P. George	$10,000
Melissa Moschella, PhD*	$6,000
Gloria Purvis**	$1,000

*	Melissa Moschella began serving on the CAB in April 2017
**	Gloria Purvis began serving on the CAB in October 2017

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser. Schwartz Investment Counsel, Inc. (the “Adviser”), 801 W. Ann Arbor Trail, Plymouth, Michigan 48170, is the investment adviser for each Fund. The Adviser is responsible for managing each Fund’s investment portfolio and oversees the daily business operations of the Funds.

Administrator. Ultimus Fund Solutions, LLC (“Ultimus”) provides the Funds with administration, fund accounting and transfer agent and shareholder services. The mailing address of Ultimus is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Principal Underwriter. Ultimus Fund Distributors, LLC (the “Distributor”) is the Funds’ principal underwriter. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor’s mailing address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Annual and Semiannual Reports. The Trust will furnish, without charge, a copy of each Fund’s most recent annual and semiannual reports upon request. To request these documents, please call us at 1-888-726-9331 or write to the Trust at P.O. Box 46707, Cincinnati, Ohio 45246-0707. The annual and semiannual reports are also available on the Funds’ websites at www.schwartzvaluefocusedfund.com and www.avemariafunds.com.

Independent Registered Public Accounting Firm. The Board of Trustees, including a majority of the Independent Trustees, has selected Deloitte & Touche LLP (“D&T”) as the Trust’s independent registered public accounting firm. D&T is located at 111 South Wacker Drive, Chicago, Illinois 60606. Representatives of D&T are not expected to be present at the Meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of D&T are present at the Meeting, they will be available to respond to appropriate questions from shareholders.

The Board of Trustees has not adopted policies and procedures with regard to the pre-approval of services provided by D&T. Audit, audit-related and tax compliance services provided to the Trust on an annual basis require specific pre-approval by the Board. During the last two fiscal years, all of the services provided to the Trust were pre-approved by the Audit Committee.

Fees Billed by D&T to the Trust During the Previous Two Fiscal Years

●
Audit Fees. The aggregate fees billed for professional services rendered by D&T for the audit of the annual financial statements of the Trust or for services that are normally provided by D&T in connection with statutory and regulatory filings or engagements were $134,500 with respect to the fiscal year ended December 31, 2016 and $138,500 with respect to the fiscal year ended December 31, 2017.

●
Audit-Related Fees. No fees were billed to the Trust in either of the last two fiscal years for assurance and related services by D&T that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported as “Audit Fees” in the preceding paragraph.

●
Tax Fees. The aggregate fees billed for professional services rendered by D&T to the Trust for tax compliance, tax advice and tax planning were $17,350 with respect to the fiscal year ended December 31, 2016 and $17,850 with respect to the fiscal year ended December 31, 2017. The services comprising these fees are tax consulting and the preparation of the Trust’s federal income and excise tax returns.

●	All Other Fees. No fees were billed to the Trust in either of the last two fiscal years for products and services provided by D&T, other than the services reported above.

●
Non-Audit Fees Paid by the Adviser. The aggregate non-audit fees billed by D&T to the Trust’s Adviser for Global Investment Performance Standards (“GIPS”) verification services were $12,500 with respect to the fiscal year ended December 31, 2016 and $13,000 with respect to the fiscal year ended December 31, 2017.

The percentage of hours expended by D&T on the audit of the Trust’s financial statements for the last completed fiscal year that were attributed to work performed by individuals other than D&T full time, permanent employees was less than fifty percent.

Principal Shareholders of the Funds. The following table sets forth, as of the Record Date, the share ownership of those shareholders known by the Trust to own of record or beneficially more than 5% of the outstanding shares of a Fund.

Fund	Name and Address of Owner	Number of Shares Owned	Percentage Ownership
Schwartz Value Focused Fund	Linda J. Baroli Trust c/o Schwartz Investment Counsel, 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170	160,774.424	18.77%
Schwartz Value Focused Fund	George P. Schwartz Roth IRA Account c/o Schwartz Investment Counsel, 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170	44,972.855	5.25%
Schwartz Value Focused Fund	Louis C. Argenta Living Trust c/o Schwartz Investment Counsel, 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170	210,064.665	24.53%
Ave Maria Value Fund	Charles Schwab & Co. Inc. Special Custody Account For the Benefit of its Customers 211 Main Street San Francisco, California 94105	778,474.176	6.50%
Ave Maria Growth Fund	Charles Schwab & Co. Inc. Special Custody Account For the Benefit of its Customers 211 Main Street San Francisco, California 94105	2,182,193.794	13.68%
Ave Maria Rising Dividend Fund	Charles Schwab & Co. Inc. Special Custody Account For the Benefit of its Customers 211 Main Street San Francisco, California 94105	8,957,366.023	16.69%
Ave Maria Rising Dividend Fund	National Financial Services LLC For the Benefit of State Street Bank Trust Various Retirement Plans 440 Mamaroneck Avenue Harrison, New York, 10528	7,189,872.580	13.39%

Fund	Name and Address of Owner	Number of Shares Owned	Percentage Ownership
Ave Maria Rising Dividend Fund	Merrill Lynch Pierce Fenner & Smith For the Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32202	2,808,190.537	5.23%
Ave Maria World Equity Fund	Charles Schwab & Co. Inc. Special Custody Account For the Benefit of its Customers 211 Main Street San Francisco, California 94105	494,521.090	11.92%
Ave Maria World Equity Fund	Louis C. Argenta Living Trust c/o Schwartz Investment Counsel, 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170	608,641.813	14.67%
Ave Maria Bond Fund	Charles Schwab & Co. Inc. Special Custody Account For the Benefit of its Customers 211 Main Street San Francisco, California 94105	3,727,882.727	13.72%

Shareholder Proposals. As an Ohio business trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Trust are not required as long as there is no particular requirement under the Investment Company Act or state law, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Simon H. Berry, Assistant Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Communicating with the Board. Shareholders may communicate with the Board of Trustees, or, if applicable, specified individual Trustees, by writing to Schwartz Investment Trust, 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170.

OTHER BUSINESS

The proxy holders have no present intention of bringing any other matter before the Special Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Special Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

By Order of the Board of Trustees

Simon H. Berry
Assistant Secretary

Date: January 17, 2018

Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is necessary if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Meeting.

APPENDIX A
SCHWARTZ INVESTMENT TRUST
CHARTER FOR NOMINATING AND GOVERNANCE COMMITTEE

THE COMMITTEE

The Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of Schwartz Investment Trust (the “Trust”) shall be composed entirely of Trustees who are not “interested persons” of the Trust or its investment adviser (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

BOARD NOMINATIONS AND FUNCTIONS

1. The Committee shall select and nominate all persons to serve as Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the funds of the Trust. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisers or service providers.

2. The Committee also shall evaluate the qualifications of, and make recommendations for, “interested” Trustee candidates to the Board.

3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

5. The Committee shall periodically review Independent Trustee compensation and shall recommend any appropriate changes in compensation to the Independent Trustees as a group.

6. The Committee shall oversee arrangements for orientation of new Independent Trustees, and continuing education for Independent Trustees.

7. The Committee shall oversee the governance processes and activities of the Board, including the conduct of Board meetings and the nature and organization of materials prepared for Board meetings.

COMMITTEE NOMINATIONS AND FUNCTIONS

1. The Committee has the authority to make recommendations to the full Board for nomination for membership on any committees of the Board.

2. The Committee has the authority to make recommendations to the full Board for any policy for retirement from Board membership.

3. The Committee has the authority to review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

OTHER POWERS AND RESPONSIBILITIES

1. The Committee shall meet on a regular basis in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2. The Committee shall have the authority to assess and determine whether counsel to the Independent Trustees is “independent legal counsel” as defined by Rule 0-1(a)(6) under the 1940 Act.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

4. The Committee shall maintain minutes of its meetings and report its activities to the Board on a regular basis and make such recommendations as the Committee may deem necessary or appropriate.

5. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Trust’s by-laws. In the event of any inconsistency between this Charter and the Trust’s organizational documents, the provisions of the Trust’s organizational documents shall govern.

6. The Committee shall review this Charter annually and recommend any changes to the full Board.

7. The Committee shall elect one of its members to serve as Chairman, who shall serve until another Chairman is elected.

Effective: January 1, 2016

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PROXY **PROXY**

SCHWARTZ INVESTMENT TRUST
SPECIAL MEETING OF SHAREHOLDERS ON MARCH 15, 2018
TO BE HELD AT THE OFFICES OF ULTIMUS FUND SOLUTIONS, LLC,
225 PICTORIA DRIVE, SUITE 450 CINCINNATI, OH 45246

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Schwartz Investment Trust (the "Trust") hereby appoints George P. Schwartz, Simon H. Berry, and Robert G. Dorsey, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Funds which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on March 15th, 2018 at 10:30 a.m., Eastern Time, or at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" PROPOSAL 1

		FOR	WITHHOLD
1.	To elect seven new Trustees to serve on the Board of Trustees:		
	(1) George P. Schwartz, CFA	☐	☐
	(2) Louis C. Bosco, Jr.	☐	☐
	(3) Donald J. Dawson, Jr.	☐	☐
	(4) Joseph M. Grace	☐	☐
	(5) John J. McHale, Jr.	☐	☐
	(6) Edward J. Miller	☐	☐
	(7) William A. Morrow	☐	☐

2. To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Trust.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SCHWARTZ INVESTMENT TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 15, 2018

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/SIT